Exhibit 10.36

CONSENT, JOINDER AGREEMENT AND FOURTEENTH AMENDMENT

THIS CONSENT, JOINDER AGREEMENT AND FOURTEENTH AMENDMENT (this “Agreement”), dated as of August 22, 2025, is by and among CS PURCHASE HOLDINGS LLC, a Delaware limited liability company (“CS Purchase”), CAROLINA STONE HOLDINGS, LLC, a Delaware limited liability company (“Carolina Holdings”), CAROLINA STONE DISTRIBUTORS, LLC, a Delaware limited liability company (“Carolina Distributors,” and, collectively with CS Purchase and Caroliana Holdings, the “Additional Borrowers”), TOTALSTONE, LLC, a Delaware limited liability company (“TotalStone”), NORTHEAST MASONRY DISTRIBUTORS, LLC (f/k/a NEM Purchases, LLC), a Delaware limited liability company (“Northeast”) and TOTALSTONE PROPERTIES, LLC, a Delaware limited liability company (“Properties,” and, collectively with TotalStone and Northeast, the “Initial Borrowers”), and Berkshire Bank, a Massachusetts Banking Corporation, as lender (the “Lender”) under that certain Revolving Credit, Term Loan, and Security Agreement dated as of December 20, 2017 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Initial Borrowers and the Lender. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

WHEREAS, CS Purchase was formed with the consent of the Lender for the express and limited purpose of acquiring a 100% membership interest in Carolina Holdings and Carolina Holdings’ 100% membership interest in Carolina Distributors;

WHEREAS, on August 15, 2025, CS Purchase entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which CS Purchase acquired all of the issued and outstanding membership interests in Carolina Holdings, which owns all of the issued and outstanding membership interests of Carolina Distributors; and

WHEREAS, in connection with and as a result of the consummation of the transactions contemplated by the Purchase Agreement, the Additional Borrowers have requested that the Initial Borrowers and the Lender permit the Additional Borrowers to join the Initial Borrowers as a Borrower under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereby agree as follows:

1.    The Additional Borrowers hereby acknowledge, agree and confirm that, by their execution of this Agreement, the Additional Borrowers will be deemed to be a party to and a “Borrower” under the Credit Agreement and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and the Other Documents as a Borrower. The Additional Borrowers hereby ratify, as of the date hereof, and agree to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Credit Agreement and the Other Documents, as applicable. Without limiting the generality of the foregoing terms of this Paragraph 1, the Additional Borrowers hereby agree, jointly and severally together with the other Borrowers, the prompt payment of the Obligations as defined in the Credit Agreement. Notwithstanding anything to the contrary hereunder, the Credit Agreement, and any Other Document, the Formula Amount shall not include Additional Borrowers’ Eligible Receivables, Inventory and other assets until such time as Lender (a) receives and approves, in its sole discretion, the results of its field exam, and (b) determines the Advance Rate on the Additional Borrowers’ Eligible Receivable and Eligible Inventory.

2.    Each Additional Borrower hereby agrees that all of the representations and warranties contained in Article V of the Credit Agreement and each Other Document are true and correct as of the date hereof, except for such representations and warranties of the Initial Borrowers that expressly speak as of a prior date.

3.    Each Additional Borrower hereby grants, pledges and assigns to the Lender a continuing first priority security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of such Additional Borrower in and to the Collateral (as such term is defined in Section 4 of the Credit Agreement as amended in the Fourteenth Amendment thereto) of such Additional Borrower.

4.    Each Additional Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Other Document and the schedules and exhibits thereto. The information on the Schedules 1.2, 4.5, 4.15(j), 5.2(a), 5.2(b), 5.4, 5.6, 5.8(b), 5.8(d) and 5.9 to the Credit Agreement and the Other Documents are hereby amended and restated as set forth on Annex A hereto.

5.    The Initial Borrowers confirm that the Credit Agreement is, and upon the Additional Borrowers becoming Borrowers, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Additional Borrowers becoming Borrowers, the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the Additional Borrowers under the Credit Agreement and under each Other Document.

6.    Each Borrower agrees that at any time and from time to time, upon the written request of the Lender, it will execute and deliver such further documents and do such further acts as the Lender may reasonably request in accordance with the terms and conditions of the Credit Agreement and the Other Documents in order to effect the purposes of this Agreement.

7.    The Lender hereby acknowledges its consent to the formation of CS Purchase and the entry by CS Purchase into the Purchase Agreement and the consummation of the transactions contemplated thereby.

8.    The definition of “Collateral” in Section 1.2 of the Credit Agreement is hereby amended to include:

Pledges of all equity, now and in the future in CS Purchase Holdings LLC, Carolina Stone Holdings, LLC, and Carolina Stone Distributors, LLC.

9.    The Additional Borrowers agree that:

a.

on or before the date that is 150 days after the date first written above, the Additional Borrowers shall deliver to Lender a consolidated balance sheet of the Additional Borrowers as of the day immediately following the closing of the Purchase Agreement, adjusted as provided in the Purchase Agreement (the “Balance Sheet”). Failure to deliver the Balance Sheet within such time period, or delivery of a Balance Sheet that reflects a material change from the pro forma balance sheets previously delivered to Lender, shall constitute an Event of Default; and

b.

on or before August 29, 2025, the Additional Borrowers shall deliver to Lender a Pledge Agreement in form and substance satisfactory to the Lender and Lender’s counsel, in their sole and absolute discretion.

10.    This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif’) shall be effective as delivery of a manually executed counterpart of this Agreement.

11.    This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Massachusetts. The terms of Sections 12.3 and 14.1 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

ADDITIONAL BORROWERS:

CS PURCHASE HOLDINGS LLC

By:
Name: Matthew Lipman
Title: Secretary

CAROLINA STONE HOLDINGS, LLC

By:
Name: Matthew Lipman
Title: Secretary

CAROLINA STONE DISTRIBUTORS, LLC

By:
Name: Matthew Lipman
Title: Secretary

INITIAL BORROWERS:

TOTALSTONE, LLC

By:
Name:
Title:

MASONRY DISTRIBUTORS, LLC
(f/k/a NEM Purchases, LLC)

By: TotalStone, LLC, its managing member

By:
Name:
Title:

[Signature Page to Joinder – CS Purchase Holdings LLC]

TOTALSTONE PROPERTIES, LLC

By: TotalStone, LLC, its managing member

By:
Name:
Title:

[Signature Page to Joinder – CS Purchase Holdings LLC]

Acknowledged, accepted and agreed:

BERKSHIRE BANK,
as Lender

By:
Name: Ben Garcia
Title: Senior Vice President

[Signature Page to Joinder – CS Purchase Holdings LLC]

Annex A

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 1.2                  Permitted Encumbrances

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 4.5                  Equipment and Inventory Locations

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 4.15(j)         Deposit and Investment Accounts

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.2(a)          States of Qualification and Good Standing

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.2(b)          Subsidiaries

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.4                  Federal Tax Identification Number

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.6                   Prior Names

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.8(b)          Litigation

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.8(d)          Plans

Annex A to Consent, Joinder Agreement and Fourteenth Amendment

Schedule 5.9                   Intellectual Property, Source Code Escrow Agreements

Annex A to Consent, Joinder Agreement and Fourteenth Amendment